SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2004

MOUNTAIN NATIONAL BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49912	75-3036312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 East Main, Sevierville, Tennessee 37862

(Addresses of Principal Executive Offices, including Zip Code)

(865) 428-7990

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The information, including the exhibit attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

In a press release on December 20, 2004, the Registrant announced a 5% Stock Dividend to shareholders of record as of January 7, 2005. The dividend will be mailed to shareholders on or about January 31, 2005. Fractional shares will be paid in cash. Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Mountain National Bancshares, Inc.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press Release, dated December 20, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN NATIONAL BANCSHARES, INC.
(Registrant)

/s/ Dwight B. Grizzell
Dwight B. Grizzell
President and Chief Executive Officer

Date: January 11, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated December 20, 2004